SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 27, 2000


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2000, providing for the issuance of Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-31252-01              74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2000 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On November 27, 2000 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distributions  are  filed  as
Exhibits 99.1.   No other  reportable  transactions  or  matters  have
occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 27, 2000 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  November 30, 2000          By:   /s/ Kimberly Costa
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 27, 2000

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 27, 2000

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                              STATEMENT TO CERTIFICATEHOLDERS
                                       November 27, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original           Prior                                                                                   Current
              Face           Principal                                                       Realized  Deferred       Principal
Class        Value           Balance       Principal        Interest       Total              Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1        48,844,000.00    38,756,545.98  2,475,756.79      242,228.41   2,717,985.20          0.00        0.00   36,280,789.19
IA2         1,000,000.00       793,476.10     50,687.02        4,959.23      55,646.25          0.00        0.00      742,789.08
IAP           721,738.00       639,275.46     85,603.28            0.00      85,603.28          0.00        0.00      553,672.18
IIA1      165,599,000.00   137,254,361.86  3,094,624.79      837,108.63   3,931,733.42          0.00        0.00  134,159,737.07
IIA2        1,000,000.00       828,835.70     18,687.46        5,055.03      23,742.49          0.00        0.00      810,148.24
IIAP       18,766,848.00    16,698,633.43    202,869.43            0.00     202,869.43          0.00        0.00   16,495,764.00
B1          8,402,000.00     8,373,005.02      5,074.02       61,205.60      66,279.62          0.00        0.00    8,367,931.00
B2          6,463,000.00     6,440,696.48      3,903.04       47,080.67      50,983.71          0.00        0.00    6,436,793.44
B3          3,101,000.00     3,090,298.59      1,872.71       22,589.69      24,462.40          0.00        0.00    3,088,425.88
B4          2,068,000.00     2,060,863.40      1,248.88       15,064.65      16,313.53          0.00        0.00    2,059,614.52
B5          1,033,000.00     1,029,435.19        623.83        7,525.04       8,148.87          0.00        0.00    1,028,811.36
B6          1,557,932.10     1,553,364.61        348.57       11,354.90      11,703.47          0.00        0.00    1,553,016.04
R                 100.00             0.00          0.00            0.00           0.00          0.00        0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS    258,556,618.10   217,518,791.82  5,941,299.82    1,254,171.85   7,195,471.67          0.00        0.00  211,577,492.00
-----------------------------------------------------------------------------------------------------------------------------------
IAX        49,844,000.00    39,550,022.07          0.00       12,619.95      12,619.95          0.00        0.00   37,023,578.26
IIAX1     166,599,000.00   138,083,197.55          0.00      195,080.50     195,080.50          0.00        0.00  134,969,885.30
IIAX2     166,599,000.00   138,083,197.55          0.00        1,620.19       1,620.19          0.00        0.00  134,969,885.30
-----------------------------------------------------------------------------------------------------------------------------------



Factor Information Per $1,000 of Original Face                                                           Pass-through Rates
------------------------------------------------------------------------------------                ---------------------------
                        Prior                                                    Current                            Current
                       Principal                                                 Principal         Class            Pass-thru
Class      cusip        Factor     Principal        Interest         Total        Factor                             Rate (%)
----------------------------------------------------------------------------------------------------------------------------------

IA1     863572n41   793.47608673    50.68701970      4.95922549  55.64624519   742.78906703        IA1                  7.500000%
IA2                 793.47610000    50.68702000      4.95923000  55.64625000   742.78908000        IA2                  7.500000%
IAP     863572n66   885.74449454   118.60713999      0.00000000  18.60713999   767.13735455        IAP                  0.000000%
IIA1    863572n74   828.83569261    18.68746061      5.05503433  23.74249494   810.14823199        IIA1                 7.318750%
IIA2                828.83570000    18.68746000      5.05503000  23.74249000   810.14824000        IIA2                 7.318750%
IIAP    863572p23   889.79424941    10.80998951      0.00000000  10.80998951   878.98425990        IIAP                 0.000000%
B1      863572p31   996.54903832     0.60390621      7.28464651   7.88855273   995.94513211        B1                   8.771848%
B2      863572p49   996.54904533     0.60390531      7.28464645   7.88855176   995.94514003        B2                   8.771848%
B3      863572p56   996.54904547     0.60390519      7.28464689   7.88855208   995.94514028        B3                   8.771848%
B4                  996.54903288     0.60390716      7.28464700   7.88855416   995.94512573        B4                   8.771848%
B5                  996.54907067     0.60390126      7.28464666   7.88854792   995.94516941        B5                   8.771848%
B6                  997.06823552     0.22373889      7.28844344   7.51218233   996.84449662        B6                   8.771848%
R       863572p64     0.00000000     0.00000000      0.00000000   0.00000000     0.00000000        R                    7.500000%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS              841.28108350    22.97871880      4.85066621  27.82938500   818.30236470
----------------------------------------------------------------------------------------------------------------------------------
IAX     863572n58   793.47608679     0.00000000      0.25318895   0.25318895   742.78906709        IAX                  0.382906%
IIAX1   863572n82   828.83569259     0.00000000      1.17095841   1.17095841   810.14823198        IIAX1                1.685330%
IIAX2   863572n90   828.83569259     0.00000000      0.00972509   0.00972509   810.14823198        IIAX2                0.014080%
----------------------------------------------------------------------------------------------------------------------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                      November 27, 2000


Sec. 4.03(i)    Unscheduled Principal Amounts                                            5,809,597.76
                Group 1 Unscheduled Principal                                            2,586,323.76
                Group 2 Unscheduled Principal                                            3,223,274.00

Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               211,577,492.00
                Group 1 Principal Balance                                               42,403,171.97
                Group 2 Principal Balance                                              169,174,320.03

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Bankruptcy Losses                                                                0.00
                Fraud Losses                                                                     0.00
                Special Hazard Losses                                                            0.00

                Bankruptcy Loss Amount                                                     257,885.00
                Fraud Loss Amount                                                        5,171,132.00
                Special Hazard Loss Amount                                               7,942,497.98

                Servicing Fees (includes Retaind Interest)                                  45,316.42
                Sub-Servicing Fees                                                           3,625.32
                Trustee Fees                                                                 1,540.76

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 month          1          271,037.75         0.64%
                2 Months         0                0.00         0.00%
                3+ Months        1        1,978,903.60         4.67%
                Total            2        2,249,941.35         5.31%

                     Group 2
                Category      Number    Principal Balance   Percentage
                1 month          5        2,146,580.61         1.27%
                2 Months         3          933,705.88         0.55%
                3+ Months        1          459,999.99         0.27%
                Total            9        3,540,286.48         2.09%


                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month          6        2,417,618.36         1.14%
                2 Months         3          933,705.88         0.44%
                3+ Months        2        2,438,903.59         1.15%
                Total           11        5,790,227.83         2.73%


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                       November 27, 2000


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loan
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         2.11
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls


                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         0.00
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Karen Dobres
             THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email:karen.dobres@chase.com
                     ---------------------------------------

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